Supplement dated May 1, 2007 to Prospectuses dated May 1, 2007 for
                  PINNACLE V Flexible Premium Variable Annuity
   Issued by Integrity Life Insurance Company through its Separate Account II


This is a supplement to the prospectus identified above, which describes the PINNACLE IV flexible premium variable annuity contract currently being issued by Integrity Life Insurance Company. Please retain this supplement to the prospectus for future reference.

In Part 1 - Fees and Expense Tables and Summary:

The Separate Account Annual Expenses section is replaced by the following:

Separate Account Annual Expenses as a percentage of value charged

    ----------------------------------------------------------------- -------
    Mortality and Expense Risk Charge(1)                              1.45%
    ----------------------------------------------------------------- -------
    Optional Enhanced Earnings Benefit Charge (maximum charge)(1)     0.50%
    ----------------------------------------------------------------- -------
    Optional Guaranteed Minimum Accumulation Benefit Charge(2)        0.60%
    ----------------------------------------------------------------- -------
    Highest Possible Total Separate Account Annual Expenses(4)        2.05%
    ----------------------------------------------------------------- -------

The Examples section is replaced by the following:

The example that follows is intended to help you compare the cost of investing in this contract with the cost of investing in other variable annuity contracts. Each example assumes that you invest $10,000 in the contract for the time period indicated. Each example also assumes that your investment has a 5% return each year. Your actual costs may be higher or lower.

The following example includes withdrawal charges, the annual administrative charge, the mortality and expense risk charge, and maximum Portfolio operating expenses and does not include any optional benefits. If an optional benefit is elected, your costs will be higher. Based on these assumptions, your costs would be:

If you surrender your contract at the end of the applicable period:

      ------------ --------------- ------------ -------------
      1 year       3 years         5 years      10 years
      ------------ --------------- ------------ -------------
      $1,187       $1,774          $2,377       $4,060
      ------------ --------------- ------------ -------------

If you select an Annuity Benefit with a life contingency at the end of the applicable period:

      ----------- ---------------- ------------ -------------
      1 year      3 years          5 years      10 years
      ----------- ---------------- ------------ -------------
      $387        $1,174           $1,977       $4,060
      ----------- ---------------- ------------ -------------

If you do not surrender the contract:

      ----------- ---------------- ------------ -------------
      1 year      3 years          5 years      10 years
      ----------- ---------------- ------------ -------------
      $387        $1,174           $1,977       $4,060
      ----------- ---------------- ------------ -------------

-------------

(1) Assessed daily on the amount allocated to the Variable Account Options

(2) Assessed quarterly to the Account Value and is based on the Annuitant's age on the Contract Date:

    --------------- ---------------------------------- --------------------------------------------
    Age             Charge at annual effective rate    Total Charge to Variable Account Options
    --------------- ---------------------------------- --------------------------------------------
    59 or less      0.20%                              1.65%
    --------------- ---------------------------------- --------------------------------------------
    60-69           0.40%                              1.85%
    --------------- ---------------------------------- --------------------------------------------
    70-79           0.50%                              1.95%

(3) Assessed daily on the amount allocated to your GMAB Investment Options

(4) You may elect only one of these optional benefits: EEB or GMAB. Therefore the highest possible total separate account annual charges reflect the election of the GMAB, which carries the higher cost.

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

In Part 4 - Deductions and Charges, the Mortality and Expense Risk Charge
section is replaced by the following:

We deduct a daily charge equal to an annual effective rate of 1.45% of your Account Value in each of the Variable Account Options to cover mortality and expense risk and certain administrative expenses. A portion of the 1.45% pays us for assuming the mortality risk and the expense risk under the contract. The mortality risk, as used here, refers to the risk we take that annuitants, as a class of persons, will live longer than estimated and we will be required to pay out more Annuity Benefits or greater Death Benefits than anticipated. The expense risk is the risk that the actual expenses of administering and distributing the contract will exceed the reimbursement for administrative expenses. A portion of the 1.45% is used to reimburse us for administrative expenses not covered by the annual administrative charge including the cost of distribution of the contracts. We expect to make a profit from this fee. The mortality and expense risk charge can't be increased without your consent.

In Part 5 - Terms of Your Variable Annuity, the Free Withdrawal Amount subsection of the Withdrawals section is replaced by the following:

You may take your Free Withdrawal Amount each Contract Year without a withdrawal charge or MVA. The Free Withdrawal Amount is the greater of:

o 15% of your Account Value at the time you make your first withdrawal request during a Contract Year; or

o    15% of your Account Value at your most recent Contract Anniversary.

During your first Contract Year, the Free Withdrawal Amount is 15% of your initial contribution received on the Contract Date.

If you don't take the Free Withdrawal Amount in any one Contract Year, you can't add it to the next year's Free Withdrawal Amount. If you completely surrender the contract, withdrawal charges on your contributions will not be reduced by your Free Withdrawal Amount.

Your financial professional or a third party may offer you asset allocation or investment advisory services for your contract. Fees you pay for such investment advisory services are in addition to any contract charges. If you want to pay for such services from your Account Value, you must complete a form authorizing us to pay the amount requested by the third party from your Account Value. These payments are withdrawals from your Account Value. We will withdraw the requested payment according to the third party's instructions (including instructions about which Investment Options to withdraw the fee from) and send you a confirmation of the transaction. We will not verify the accuracy of the amount being requested.

Additional restrictions apply to withdrawals from the GMAB Investment Options. See Part 6.

Part 6 - Optional Benefits is modified as follows:

The Guaranteed Minimum Withdrawal Benefit Rider is not available.

All references to the Guaranteed Minimum Withdrawal Benefit Rider throughout the prospectus are deleted.


Appendix A

The introductory statement in Appendix A, subsection titled Financial Information for Separate Account II of Integrity (Pinnacle IV) is replaced by the following:

For the Variable Account Options we currently offer, the table below shows the following data for Pinnacle IV contracts with a mortality and expense risk charge of 1.45% issued after approximately July 16, 2001 (dates vary by state):
Unit Value at inception; the number of Units outstanding at December 31 of each year since inception; and the Unit Value at the beginning and end of each period since inception.

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

Appendix B - Illustration of a Market Value Adjustment is replaced by the following:

The following examples illustrate how the MVA and the withdrawal charge may affect the value of a GRO upon a withdrawal.

Assumptions:

     o    Contribution to a GRO - $50,000

     o    Guarantee Period - 7 Years

     o    Withdrawal - at the end of year three of the 7 year Guarantee Period

     o    No prior partial withdrawals or transfers

     o    Guaranteed Interest Rate - 5% Annual Effective Rate

The GRO Value for this $50,000 contribution would be $70,355.02 at the end of the Guarantee Period. After three years, the GRO value is $57,881.25.

The MVA will be based on the current rate we are offering (at the time of the withdrawal) on new contributions to GROs for the Guarantee Period equal to the time remaining in your Guarantee Period, rounded to the next lower number of complete months. If we don't declare a current rate for the exact time remaining, we'll use a formula to find a rate using Guarantee Periods closest to (next higher and next lower) the remaining period described above. Three years after the initial contribution, there would have been four years remaining in your GRO Guarantee Period. These examples also show the withdrawal charge, which would be calculated separately.

Example of a Downward Market Value Adjustment:

A downward MVA results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased and at the time of the withdrawal, the current rate for four-year Guarantee Period is 6.25%. Upon a full withdrawal, the MVA would be:

         -0.0551589 = [(1 + .05)48/12 / (1 + .0625 + .0025)48/12] - 1

The MVA is a reduction of $3,192.67 from the GRO Value: -$3,192.67 = -0.0551589 X $57,881.25

The Market Adjusted Value would be:  $54,688.58 = $57,881.25 - $3,192.67

A withdrawal charge of 6% would be assessed against the $50,000 original contribution:

         $3,000.00 = $50,000.00 X .06

Thus, the amount payable on a full withdrawal would be:

         $51,688.58 = $57,881.25 - $3,192.67 - $3,000.00

If instead of a full withdrawal, $20,000 was requested, we would first determine the Free Withdrawal Amount:

         $8,682.19 = $57,881.25 X .15

Free Amount = $8,682.19

The amount subject to a withdrawal change (non-free amount) would be:

         $11,317.81 = $20,000.00 - $8,682.19

The MVA, which is only applicable to the non-free amount, would be: - $624.28 = -0.0551589 X $11,317.81

The withdrawal charge would be: $762.26 = [($11,317.81+ $624.28)/(1 - .06)] -
($11,317.81+ 624.28)

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

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

         $21,386.54 = $20,000.00 + $624.28 + $762.26

The value remaining in the GRO after the withdrawal would be: $36,494.71 = $57,881.25 - $21,386.54

Example of an Upward Market Value Adjustment:

An upward MVA results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have increased and at the time of the withdrawal, the current rate for four-year Guarantee Period is 4%. Upon a full withdrawal, the MVA would be:

         .0290890 = [(1 + .05)48/12 / (1 + .04 + .0025)48/12] - 1

The MVA is an increase of $1,683.71 to the value in the GRO: $1,683.71 = ..0290890 X $57,881.25

The Market Adjusted Value would be:  $59,564.96 = $57,881.25 + $1,683.71

A withdrawal charge of 6% would be assessed against the $50,000 original contribution:

         $3,000.00 = $50,000.00 X .06

Thus, the amount payable on a full withdrawal would be: $56,564.96 = $57,881.25 + $1,683.71 - $3,000.00

If instead of a full withdrawal, $20,000 was requested, the free withdrawal amount and non-free amount would first be determined as above:

                Free Amount =    $ 8,682.19

                Non-Free Amount =    $11,317.81

      The MVA would be:  $329.22 = .0290890 X $11,317.81

      The withdrawal charge would be:

               $701.40 = [($11,317.81 - $329.22)/(1 - .06)] -
               ($11,317.81 - $329.22)

      Thus, the total amount needed to provide $20,000 after the MVA and withdrawal charge would be:

               $20,372.18 = $20,000.00 - $329.22 + $701.40

      The value remaining in the GRO after the withdrawal would be:

               $37,509.07 = $57,881.25 - $20,372.18

Actual MVAs will have a greater or lesser impact than shown in the examples, depending on the actual change in current interest rate and the timing of the withdrawal in relation to the time remaining in the Guarantee Period. The MVA operates in a similar manner for transfers, except withdrawal charges don't apply to transfers.

The MVA Calculations will be adjusted to comply with applicable state regulation requirements for contracts issued in certain states.


Appendix C - Guaranteed Minimum Withdrawal Benefit Examples is deleted.


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